UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):   September 27, 2006


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                733 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)


                              (212) 599-8000
           (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

     On September 27, 2006, Financial Federal Corporation issued a press release regarding its results for its fiscal year and quarter ended July 31, 2006 (Exhibit 99.1).

     The information contained in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 8.01   Other Events
            ------------

     On September 27, 2006, Financial Federal Corporation announced that its Board of Directors declared a quarterly dividend of $0.10 per share of common stock (Exhibit 99.2). The dividend is payable on October 31, 2006 to stockholders of record at the close of business on October 13, 2006. The dividend rate is the same as the prior quarter.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

     (C)  Exhibits:

     The following exhibits are filed herewith:

        99.1 Press Release dated September 27, 2006 (earnings announcement)
        99.2 Press Release dated September 27, 2006 (dividend declaration)


                              EXHIBIT INDEX


Exhibit No.   Description of Exhibit
-----------   ----------------------------------------------------
 99.1         Press Release dated September 27, 2006
 99.1         Press Release dated September 27, 2006


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

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        ----------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer (Principal
                                        Financial Officer)


September 29, 2006
------------------
(Date)


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